Exhibit 25.1


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                            -----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


   New York           (State of incorporation if not a U.S.
                                 national bank)                 13-5160382
One Wall Street,      (Address of principal executive         (I.R.S. employer
New York, N.Y.                     offices)                  identification no.)

   10286
(Zip code)

                            -----------------------

                          ImClone Systems Incorporated
              (Exact name of obligor as specified in its charter)


Delaware              (State or other jurisdiction of
                       incorporation or organization)           04-2834797
180 Varick Street     (Address of principal executive         (I.R.S. employer
New York, New York                 offices)                  identification no.)

   10014
(Zip code)

                            -----------------------

                 5-1/2% Convertible Subordinated Notes due 2005
                      (Title of the indenture securities)

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


1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Name                                        Address

          Superintendent of Banks of the              2 Rector Street,
          State of New York                           New York, NY  10006, and
                                                      Albany, NY  12203

          Federal Reserve Bank of New York            33 Liberty Plaza
                                                      New York, NY  10045

          Federal Deposit Insurance Corporation       Washington, D.C.  20429

          New York Clearing House Association         New York, New York   10005


     (b)  Whether it is authorized to exercise corporate trust powers.

                  Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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


                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of May, 2000.

                                               THE BANK OF NEW YORK


                                               By: /s/ MICHAEL CULHANE
                                                  -----------------------------
                                               Name:  MICHAEL CULHANE
                                               Title: VICE PRESIDENT


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


                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                        Dollar
                                                                                                        Amounts
                                                                                                      In Thousands
ASSETS In Thousands Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin...........................                   $  3,247,576
     Interest-bearing balances....................................................                      6,207,543
Securities:
     Held-to-maturity securities..................................................                        827,248
     Available-for-sale securities                                                                      5,092,464
Federal funds sold and Securities purchased under agreements to resell Loans and lease financing receivables:
     Loan and leases, net of unearned income......................................      37,734,000
     LESS: Allowance for loan and lease losses....................................         575,224
     LESS: Allocated transfer risk reserve........................................          13,278
     Loans and leases, net of unearned income, allowance, and reserve.............                     37,145,498
Trading Assets....................................................................                      8,573,870
Premises and fixed assets (including capitalized leases)..........................                        723,214
Other real estate owned...........................................................                         10,962
Investments in unconsolidated subsidiaries and associated companies...............                        215,006
Customers' liability to this bank on acceptances outstanding......................                        682,590
Intangible assets.................................................................                      1,219,736
Other assets......................................................................                      2,542,157
     Total assets.................................................................                   $ 71,794,790
LIABILITIES
Deposits:
     In domestic offices..........................................................                   $ 27,551,017
     Noninterest-bearing..........................................................      11,354,172
     Interest-bearing.............................................................      16,196,845
     In foreign offices, Edge and Agreement subsidiaries, and IBFs................                     27,950,004
     Noninterest-bearing..........................................................         639,410
     Interest-bearing.............................................................      27,310,594
Federal funds purchased and Securities sold under agreements to repurchase........                      1,349,708
Demand notes issued to the U.S. Treasury..........................................                        300,000
Trading liabilities...............................................................                      2,339,554
Other borrowed money:
     With remaining maturity of one year or less..................................                        638,106
     With remaining maturity of more than one year through
     three years..................................................................                            449
     With remaining maturity of more than three years.............................                         31,080
Bank's liability on acceptances executed and outstanding..........................                        684,185
Subordinated notes and debentures.................................................                      1,552,000
Other liabilities.................................................................                      3,704,252
Total liabilities.................................................................                     66,100,355




                                                                                                        Dollar
                                                                                                        Amounts
                                                                                                      In Thousands
EQUITY CAPITAL
Common Stock......................................................................                       1,135,284
Surplus...........................................................................                         866,947
Undivided profits and capital reserves............................................                       3,765,900
Net unrealized holding gains (losses) on available-for-sale securities                                     (44,599)
Cumulative foreign currency translation adjustments...............................                         (29,097)
Total equity capital                                                                                     5,694,435
Total liabilities and equity capital                                                                 $  71,794,790


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                              Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                              Directors


                                              Thomas A. Renyi
                                              Alan R. Griffith
                                              Gerald L. Hassell

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